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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                             ---------------------

                         DATE OF REPORT: APRIL 14, 2003



                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    NEVADA                           0-27331                    88-0348835
(STATE OR OTHER               (COMMISSION FILE NO.)           (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS.

         On April 14, 2003, FindWhat.com, a Nevada corporation (the "Company") issued a press release announcing that its application for listing on the Nasdaq National Market System has been approved and that its shares will begin trading on the Nasdaq National Market System effective April 17, 2003. Additionally, the Company announced that it will release its Q1 2003 earnings on April 30, 2003. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


ITEM 7.   EXHIBITS.

          (C) EXHIBITS.

             Exhibit No.                   Description

                 99 Press Release, dated April 14, 2003, entitled "Findwhat.com Moving to Nasdaq National Market; Company Will Announce First Quarter Earnings on April 30."



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FINDWHAT.COM


Date:  April 14, 2003                           By: /s/ Phillip R. Thune
                                                   -----------------------------
                                                   Chief Operating Officer and
                                                   Chief Financial Officer



                                       2

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                                  EXHIBIT INDEX

       Exhibit No.                     Description

         99 Press Release, dated April 14, 2003, entitled "Findwhat.com Moving to Nasdaq National Market; Company Will Announce First Quarter Earnings on April 30."